Entrectinib (RXDX-101), an oral pan-Trk, ROS1, and ALK
inhibitor in patients with advanced solid tumors
harboring gene rearrangements
1
Salvatore
Siena,
2
Alexander
E.
Drilon,
3
Sai-Hong
I.
Ou,
4
Anna
F.
Farago,
5
Manish Patel,
6
Todd M. Bauer,
7
David Hong,
8
Stephen V. Liu,
9
JeeYun Lee,
10
Rupal Patel,
10
Lisa Schechet,
10
David Luo,
10
Edna Chow Maneval,
10
Pratik S. Multani, and
11
Filippo G. De Braud
1
Niguarda Cancer Center, Ospedale Niguarda Ca' Granda, and Università degli Studi di Milano, Milan, Italy;
2
Memorial
Sloan
Kettering
Cancer
Center,
New
York,
NY;
3
Chao
Family
Comprehensive
Cancer
Center,
University
of
California,
Irvine,
CA;
4
Massachusetts
General
Hospital,
Boston,
MA;
5
Sarah
Cannon
Research
Institute/Florida
Cancer
Specialists,
Sarasota,
FL;
6
Sarah
Cannon
Research
Institute/Tennessee
Oncology,
PLLC,
Nashville,
TN;
7
The
University
of
Texas
MD
Anderson
Cancer
Center,
Houston,
TX;
8
Georgetown
Lombardi
Comprehensive
Cancer
Center,
Washington,
D.C.;
9
Samsung
Medical
Center,
Seoul,
Korea;
10
Ignyta,
Inc.,
San
Diego,
CA;
11
Fondazione
IRCCS
Istituto
Nazionale
dei
Tumori,
Milan,
Italy
27 September 2015
Exhibit 99.1

Disclosures 2 Advisory board member for Amgen, Bayer, Eli Lilly, Ignyta, Merck, Merrimack, Merus, Novartis, Roche, and Sanofi

| | | | | | |
|---|---|---|---|---|---|
| | | | | | |

γ.

NGF, BDNF, NT-3, NT-4/5
Trk
PIP2
P
Shc
Grb2
PLCγ1
IP3
SOS
Dimerization
Fusion partner
Trk
Ras
PI3K
DAG
Ca2+
Raf
PDK
PKC
MEK
AKT
ERK
PLCγ pathway
MAPK pathway
PI3K pathway
Proliferation
Survival
Invasion
Angiogenesis

Entrectinib (RXDX-101)
A First-in-Class Trk Inhibitor
In vitro, entrectinib demonstrates
inhibition of targets and
downstream effectors in the PLC
,
MAPK and PI3K/AKT pathways
Target
TrkA
TrkB
TrkC
ROS1
ALK
IC50* (nM)
1.7
0.1
0.1
0.2
1.6
* Biochemical kinase assay
Potent, selective, orally available ATP-competitive inhibitor of 5 oncogenic drivers
In vivo, entrectinib demonstrates complete
tumor growth inhibition and regression in
multiple xenograft models
Granted FDA orphan drug designation for NSCLC,
CRC and neuroblastoma, and rare pediatric disease
designation for neuroblastoma

Gene Rearrangements Targeted by Entrectinib
Are Present in a Large Number of Tumors
NTRK1
NTRK2
NTRK3
ROS1
ALK
NSCLC
1-3%
<1%
<1%
1-2%
3-7%
CRC
1-2%
1%
1-2%
1-2%
Salivary gland
–
mammary analog
secretory carcinoma [MASC]
90-100%
Salivary gland –
NOS
3%
Sarcomas (soft tissue fibrosarcoma,
neurosarcoma, uterus sarcoma,
small intestine sarcoma, breast
sarcoma)
1-9%
2-11%
2-3%
1-5%
Astrocytoma
3%
Glioblastoma
1-3%
1%
Melanoma
-
Spitz
16%
17%
10%
Cholangiocarcinoma
4%
9%
2%
Papillary thyroid carcinoma
5-13%
2-14%
7%
Breast
–
secretory carcinoma
92%
Breast
–
NOS
2%

NOS: not otherwise specified

Entrectinib Clinical Program
STARTRK-1
Phase 1/2 dose escalation study of
daily continuous
dosing schedule in
patients with NTRK1/2/3, ROS1
or ALK
molecular alterations in US, EU and
Asia
Phase 1 initiated in July 2014
*
RP2D
=
Recommended
Phase
2
Dose
ALKA-372-001
Phase 1 dose escalation study of
intermittent and continuous
dosing
schedule in patients with TrkA, ROS1,
or ALK alterations in Italy
First-in-human study initiated by
Nerviano Medical Sciences in
October 2012
Ignyta assumed responsibility in
November 2013
49 patients enrolled
43 patients enrolled
•
Total experience: 92 patients enrolled as of 15 August 2015
•
RP2D*: 600 mg/day on a fed continuous daily dosing regimen

Patient Disposition
Patients, n (%)
ALKA-372-001
Study
STARTRK-1
Study
TOTAL
Enrolled
49
43
92
Ongoing
16 (33)
15 (35)
31 (34)
Discontinued
33 (67)
28 (65)
61 (66)
Disease Progression
30 (61)
19 (44)
49 (53)
Adverse Event
1 (2)
2 (5)
3 (3)
Patient withdrew consent
0
4 (9)
4 (4)
Other (e.g., Investigator’s decision)
2 (4)
3 (7)
5 (5)

Baseline Characteristics
ALKA-372-001
Study
(n=49)
STARTRK-1
Study
(n=43)
TOTAL
(n=92)
Age, years,
median (range)
53 (22-77)
55 (18-80)
54 (18-80)
Sex,
male/female (%)
47/53
47/53
47/53
ECOG performance
status, n
(%)
0
26 (53)
15 (35)
41 (45)
1
22 (45)
26 (60)
48 (52)
2
1 (2)
2 (5)
3 (3)
Tumor type,
n (%)
NSCLC
32 (65)
20 (47)
52 (57)
Gastrointestinal tract (CRC)
5 (10)
5 (12)
10 (11)
Gastrointestinal tract (cholangiocarcinoma, liver,
pancreas)
3 (6)
4 (9)
7 (8)
Neoplasms of the CNS (astrocytoma, GBM)
3 (6)
1 (2)
4 (4)
Head and neck
1 (2)
2 (5)
3 (3)
Breast
1 (2)
2 (5)
3 (3)
Other (e.g., endometrial,
leiomyosarcoma,
melanoma, neuroblastoma, ovarian, prostate, RCC,
squamous
cell carcinoma)
4 (8)
9
(21)
13 (14)

Treatment-Related Adverse Events
(>10% incidence; grades according to NCI CTCAE 4.0)
Adverse Event Term
ALKA-372-001
Study
(n=49)
STARTRK-1
Study
(n=43)
TOTAL
(n=92)
G1-G2
G3
G1-G2
G3
G1-G2
G3
Fatigue/Asthenia
16 (33)
1 (2)
19 (44)
3 (7)
35 (38)
4 (4)
Dysgeusia
16 (33)
20
(47)
36 (39)
Paresthesia
20 (41)
11
(26)
31 (34)
Nausea
17 (35)
5
(12)
22 (24)
Myalgia
16 (33)
5
(12)
21 (23)
Diarrhea
10 (21)
7 (16)
1 (2)
17 (18)
1 (1)
Dizziness
6 (12)
8
(19)
14 (15)
Cognitive
Disorder
3 (6)
5
(12)
2 (5)
8 (9)
2 (2)
Vomiting
9 (18)
0
9 (10)
8
•
There were no Grade   4 treatment-related events
•
All adverse events reversible with dose modifications

Treatment-Related
Serious Adverse Events

No SAEs were reported on Study ALKA-372-001
Three SAEs were reported on Study STARTRK-1
•
All resolved with study drug interruption and/or dose modifications
•
At 800 mg/day (dose exceeded the maximum tolerated dose):
Grade 3 cognitive impairment
Grade 3 eosinophilic myocarditis
•
At 600 mg/day (RP2D):
Grade 2 intolerable fatigue and fall

Clinical response to entrectinib in a 46 year-old
male patient with NTRK1-rearranged NSCLC
Images courtesy of A. Shaw, MD, PhD and A. Farago, MD, PhD (MGH)
Day 1 Baseline
Day 26: -
47% response
Day 155: -
77% response

Baseline Day 26 Day 155 Complete response of all brain metastases Images courtesy of A. Shaw, MD, PhD and A. Farago, MD, PhD (MGH)

40
20
0
-20
-40
-60
-80
-100
PD
PR
% Change from Baseline
*

* *ROS1*-rearranged NSCLC with 0% change

Antitumor Activity in ALK and ROS1 Inhibitor-Naïve Patients
with NTRK1/2/3, ROS1, or ALK
Gene Rearrangements
Overall Response Rate: 13/18 (72%)
•
NTRK
Patients: 3/4 (75%)
•
ROS1
Patients: 6/8 (75%)
•
ALK
Patients: 4/6 (67%)
3 patients have stable disease after 8 weeks on study
Disease Control Rate: 16/18 (89%)

| Gene Rearrangement | Study | Tumor Type | Daily Dose | Best Response |
|---|---|---|---|---|
| *NTRK1/2/3* (n=4) | STARTRK-1 | Salivary | 400 mg/m² | PR |
| | STARTRK-1 | NSCLC | 400 mg/m² | PR |
| | ALKA | CRC | 1600 Sch A | PR |
| | STARTRK-1 | Astrocytoma | 600 mg | SD |
| *ROS1* (n=8) | ALKA | NSCLC | 1200 Sch A | PR |
| | ALKA | NSCLC | 400 Sch C | PR |
| | ALKA | NSCLC | 400 Sch C | CR |
| | ALKA | NSCLC | 400 mg/m² | PR |
| | ALKA | NSCLC | 400 mg/m² | PR |
| | ALKA | NSCLC | 600 mg | uPR |
| | ALKA | NSCLC | 400 mg/m² | PD |
| | ALKA | NSCLC | 1600 Sch A | PD |
| *ALK* (n=6) | ALKA | NSCLC | 1200 Sch A | PR |
| | ALKA | Solid Tumor A | 400 mg/m² | PR |
| | ALKA | NSCLC | 600 mg | PR |
| | ALKA | NSCLC | 600 mg | SD |
| | STARTRK-1 | Solid Tumor B | 600 mg | SD |
| | STARTRK-1 | Solid Tumor C | 600 mg | uPR |

Months on Study
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24
PD
X
X
X
PD
X

Sch A: 4 days on, 3 days off, 3 weeks on, 1 week off; Sch C: 4 days on, 3 days off
CR: complete response; PR: partial response; uPR: unconfirmed PR
SD: stable disease; PD: progressive disease
X: Off Study

(Data as of 15 August 2015)

Antitumor Activity in ALK and ROS1 Inhibitor-Naïve Patients with NTRK1/2/3, ROS1, or ALK Gene Rearrangements Treatment Duration (arrows represent duration of response)

Conclusions
Entrectinib was well tolerated in patients with relapsed or refractory metastatic cancers harboring NTRK1/2/3, ROS1, or ALK
molecular
alterations
To date, 9 patients have been treated at or above the RP2D beyond
6 months and 1 patient beyond 1 year
Among patients with NTRK1/2/3, ROS1, or ALK gene rearrangements who were ALK-inhibitor or ROS1-inhibitor-naïve, 13/18 (72%) patients treated at or above the RP2D exhibited objective responses as early as
4 weeks of treatment with durable responses for up to 21 months
Entrectinib has demonstrated objective tumor response also in the CNS
Based on these promising data, STARTRK-2, a global potentially registration-enabling Phase 2 basket study, will investigate the activity of entrectinib in multiple tumor histologies

Studies of Tumor Alterations Responsive to Targeting Receptor Kinases
STARTRK-2: Open-Label, Multicenter, Global Basket Study of Entrectinib
Patients with Solid Tumors
Possible Chemotherapy per MD
Molecular Testing [NGS]
for NTRK1/2/3, ROS1, or ALK Gene Rearrangements
Basket Assignments by Gene Rearrangement
NTRK1/2/3
(Trki-naïve)
ROS1
(ROS1i-naïve)
ALK
(ALKi-naïve)

STARTRK-2 Basket Study of Entrectinib 15

Acknowledgements Thank you to all the patients and their families who participated in these studies 16